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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
 November 18, 2002

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States	333-100512	36-4220459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois		60070
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number including area code—(847) 564-5000

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

        Household Auto Receivables Corporation has registered the issuance of $8,000,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Household Automotive Trust 2002-3 (the "Issuer") issued $285,000,000 Class A-1 1.41375% Auto Receivable Asset-Backed Notes, $125,000,000 Class A-2-A 1.93% Auto Receivable Asset-Backed Notes, $268,000,000 Class A-2-B Floating Rate Auto Receivable Asset-Backed Notes, $125,000,000 Class A-3-A 2.75% Auto Receivable Asset-Backed Notes, $234,000,000 Class A-3-B Floating Rate Auto Receivable Asset-Backed Notes, $238,000,000 Class A-4-A 3.44% Auto Receivable Asset-Backed Notes and $125,000,000 Class A-4-B Floating Rate Auto Receivable Asset-Backed Notes, (collectively, the "Notes") on November 27, 2002 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

        The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of November 18, 2002, between the Issuer and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee").

        The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

        As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated November 21, 2002 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(2) of the Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits:

          1.1  Underwriting Agreement, dated November 18, 2002, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Automotive Credit Corporation and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").

          4.1  Indenture, dated as of November 18, 2002, between Household Automotive Trust 2002-3 (the "Issuer") and the Indenture Trustee.

          4.2  Amended and Restated Trust Agreement, dated as of November 18, 2002, between the Seller and Wilmington Trust Company, as Owner Trustee.

          4.3  Master Sale and Servicing Agreement, dated as of November 18, 2002, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.

          4.4  Note Guaranty Insurance Policy, dated November 27, 2002 and delivered by MBIA Insurance Corporation (the "Insurer").

          8.1  Tax Opinion of Dewey Ballantine LLP.

          10.1 Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

          10.2 Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

          10.3 Master Receivables Purchase Agreement, dated as of November 18, 2002, between Household Automotive Finance Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

          10.4 Indemnification Agreement, dated as of November 21, 2002, between the Insurer, Household Finance Corporation, as Master Servicer, and the Representative.

          23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer (see Exhibit 23.1 to Form 8-K filed on November 26, 2002, in connection with Registration Statement No. 333-100512, which is incorporated by reference herein).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
By:	/s/ STEVEN H. SMITH
Name:	Steven H. Smith
Title:	Vice President and Assistant Treasurer

Dated: December 10, 2002

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 18, 2002, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Automotive Credit Corporation and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").
4.1	Indenture, dated as of November 18, 2002, between Household Automotive Trust 2002-3 (the "Issuer") and the Indenture Trustee.
4.2	Amended and Restated Trust Agreement, dated as of November 18, 2002, between the Seller and Wilmington Trust Company, as Owner Trustee.
4.3	Master Sale and Servicing Agreement, dated as of November 18, 2002, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.
4.4	Note Guaranty Insurance Policy, dated November 27, 2002 and delivered by MBIA Insurance Corporation (the "Insurer").
8.1	Tax Opinion of Dewey Ballantine LLP.
10.1	Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.
10.2	Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.
10.3	Master Receivables Purchase Agreement, dated as of November 18, 2002, between Household Automotive Finance Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.
10.4	Indemnification Agreement, dated as of November 21, 2002, between the Insurer, Household Finance Corporation, as Master Servicer, and the Representative.
23.1
Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer (see Exhibit 23.1 to Form 8-K filed on November 26, 2002, in connection with Registration Statement No. 333-100512, which is incorporated by reference herein).

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX